Equity	12 Months Ended
Dec. 31, 2017
Equity.
Equity

25. Equity

At December 31, 2015, 3,720,000 no‑par value ordinary shares were issued and outstanding. There is only a single class of ordinary shares with the same rights, preferences and restrictions. Each share entitles the holder to one vote at the shareholders’ meeting. Shareholders participate in the profits according to their share in the share capital, based on their number of shares held. The general shareholders’ meeting resolves the appropriation of the balance sheet profit established in the annual financial statements and the dividends.

The Articles of Association authorize the Management Board, subject to the consent of the Supervisory Board, to increase the Company’s registered share capital in one or more tranches by up to kEUR 1,860 new no par value ordinary shares against contribution in cash or in kind until May 26, 2019.